UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 26, 2017
Date of Report (Date of earliest event reported)

TiVo Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-37870	61-1793262
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

Two Circle Star Way
San Carlos, California 94070
(Address of principal executive offices, including zip code)
(408) 562-8400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of TiVo Corporation (the “Company” or “TiVo”) was held on April 26, 2017.
Set forth below are the proposals voted upon at the Annual Meeting, along with the final number of votes cast for and against, and the number of abstentions and broker non-votes, for each matter voted upon by the Company’s stockholders.

Proposal 1 - To elect eight directors to serve until the Company’s 2018 annual meeting of stockholders and until their successors have been duly elected and qualified:

	Final Voting Results
Nominees	For	Withheld
Thomas Carson	99,247,908	656,509
Alan L. Earhart	98,382,023	1,522,394
Eddy W. Hartenstein	89,516,763	10,387,654
Jeffrey T. Hinson	91,906,072	7,998,345
James E. Meyer	95,813,785	4,090,632
Daniel Moloney	99,293,033	611,384
Raghavendra Rau	98,816,335	1,088,082
Glenn W. Welling	99,079,767	824,650

In addition, there were 12,200,679 broker non-votes on Proposal 1. Based on the final voting results reported for Proposal 1, the following nominees were elected as directors at the Annual Meeting, each to serve until the 2018 Annual Meeting of Stockholders and until his or her successor is elected and qualified: Thomas Carson; Alan L. Earhart; Eddy W. Hartenstein; Jeffrey T. Hinson; James E. Meyer; Daniel Moloney; Raghavendra Rau; and Glenn W. Welling.

Proposal 2 - To ratify the selection by the audit committee of the board of directors of Ernst & Young LLP as TiVo’s independent registered public accounting firm for the fiscal year ending December 31, 2017:

Final Voting Results
For	Against	Abstain
110,938,037	739,044	428,015

There were no broker non-votes on Proposal 2.

Proposal 3 - To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement:

Final Voting Results
For	Against	Abstain
95,598,604	3,624,456	681,357

There were 12,200,679 broker non-votes on Proposal 3.

Proposal 4 - To approve, on an advisory basis, the frequency of the vote of the advisory vote on compensation of the Company’s named executive officers, as disclosed in the Proxy Statement:

Final Voting Results
1 Year	2 Years	3 Years	Abstain
77,013,884	30,340	22,309,191	551,002

There were no broker non-votes on Proposal 4.

Proposal 5 - To approve, on an advisory basis, the transfer restrictions set forth in Article X of the Company’s Amended and Restated Certificate of Incorporation:

Final Voting Results
For	Against	Abstain
84,994,825	14,400,901	508,691

There were 12,200,679 broker non-votes on Proposal 5.

Item 8.01    Other Events

On April 26, 2017, at a meeting of the Board of Directors of TiVo Corporation (the “Company”) immediately following the Company’s 2017 Annual Meeting of Stockholders, the Board unanimously constituted the membership of the Board’s committees as follows:

Audit Committee: Alan L. Earhart (Chair), Jeffrey T. Hinson and Raghavendra Rau

Compensation Committee: Glenn W. Welling (Chair), Eddy W. Hartenstein and Daniel Moloney

Corporate Governance & Nominating Committee: James E. Meyer (Chair), Alan Earhart and Raghavendra Rau

Strategy Committee: Raghavendra Rau (Chair), Eddy W. Hartenstein, Daniel Moloney and Glenn W. Welling

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TiVo Corporation
(Registrant)

Date: April 26, 2017	By: /s/ Pamela Sergeeff
Pamela Sergeeff
Executive Vice President & General Counsel